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[MISSION WEST PROPERTIES LOGO]           NON-EMPLOYEE DIRECTOR GRANT PURSUANT TO
                                                    1997 STOCK OPTION PLAN


________________________, OPTIONEE:

Mission West Properties, a California corporation (the "Company"), hereby grants to Optionee, an option ("Option") to purchase a total of __________________ (_______) shares of Common Stock ("Shares") of the Company, at the price set forth herein, and in all respects subject to the terms, definitions and provisions of the Company's 1997 Stock Option Plan ("Plan"), which is incorporated herein by this reference.

1.   NATURE OF THE OPTION
This Option is intended to be a nonstatutory option and is NOT an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code").

2.   OPTION PRICE
The Option Price is _______________ ($________) for each share of Common Stock, which is one hundred percent (100%) of the fair market value of the Common Stock as determined on the date of grant of this Option.

3.   VESTING AND EXERCISE OF OPTION
This Option shall be exercisable during its term in accordance with the provisions of Section 5 and Section 9 of the Plan as follows:
a.   VESTING AND RIGHT TO EXERCISE
     i. Any Option granted to a Non-Employee Director shall vest and become exercisable in installments cumulatively with respect to 1/48 of the Optioned Shares on the first day of each month following the date of grant only while the Non-Employee Director remains a director.
     ii. Any Option granted hereunder to any person other than an Outside Director shall vest and become exercisable, cumulatively, as to 20% of the Optioned Shares on each anniversary of the date of the grant of the Option until all of the Optioned Shares have vested, subject to the Optionee's Continuous Employment.
     iii. This Option may not be exercised for a fraction of a share or for fewer than ten (10) shares.
     iv. In the event of the Optionee's death, disability or other termination of service as a Director, the exercisability of the Option shall be governed by Section 9(b) of the Plan.
b.   METHOD OF EXERCISE
     This Option shall be exercisable by notifying the Company in writing of the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment in full of the aggregate purchase price of the shares purchased. The certificate or certificates for shares of stock as to which the Option is exercised shall be registered in the name of the Optionee.
c.   RESTRICTIONS ON EXERCISE
     This Option may not be exercised if the issuance of such shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable Federal or state securities law or any other law or regulation. Furthermore, the method and manner of payment of the Option Price will be subject to the rules under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.


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4.   NON-TRANSFERABILITY OF OPTION
This Option may not be transferred in any manner otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by him, except that to the extent permitted by the Committee, an Optionee may transfer Nonstatutory Stock Options solely by gift to members of the Optionee's immediate family. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

5.   METHOD OF PAYMENT
Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:
     i.     cash;
     ii.    check;
     iii.   wire transfer;
     iv.    promissory note;
     v. authorization to retain from the total number of shares as to which the Option is exercised that number of shares having a fair market value on the date of exercise equal to the exercise price for the total number of shares as to which the Option is exercised;
     vi. in lieu of delivery of a cash payment for the purchase price of the Shares for which the Option is exercised, by delivery of a sell order to a broker for the shares being purchased and an agreement to pay the purchase price for the share being purchased (or irrevocable instructions to the Optionee's broker to deliver to the Company the amount of sale proceeds required to pay the exercise price) on or before the settlement date for the sale of such shares; or
     vii.   by surrender of other shares of the Company's Common Stock that:
            1/ either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company; and
            2/ have a fair market value (within the meaning of Section 8(a) of the Plan) on the date of surrender equal to the aggregate Option Price of the Shares as to which the Option is being exercised.
     Notwithstanding any other provision herein, the Optionee shall only be permitted to pay the purchase price with shares of the Company's Common Stock owned by him as of the exercise date in the manner and within the time periods allowed by Rule 16b-3 under the Exchange Act as such regulation is presently constituted, as it is amended from time to time, and as it is interpreted now or hereafter by the Securities and Exchange Commission.

6.   TERM OF OPTION
The term of each Option granted under the Plan shall be six (6) years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

7.   NO RIGHT TO SERVE AS A DIRECTOR
Nothing in this Agreement or in the Plan shall confer upon the Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director with the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate the Optionee's directorship at any time. This is not an employment contract.


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8.   TAXATION UPON EXERCISE OF OPTION
Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. (Since the Optionee is subject to Section 16(b) of the Exchange Act, the measurement and timing of such income may be deferred under certain circumstances, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.) Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option to the extent not included in income as described above, will be treated as capital gain or loss.


Dated the _____ day of ________________________.

MISSION WEST PROPERTIES

By ____________________________________________________
Duly authorized on behalf of the Board of Directors


The Optionee acknowledges receipt of copies of the Plan, the Restricted Stock Purchase Agreement and the exhibits referred to therein, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.


_____________________________________________
Optionee

CONSENT OF SPOUSE


I, _________________________, spouse of the Optionee who executed the foregoing Agreement, hereby agree that my spouse's interest in the shares of Common Stock subject to said Agreement shall be irrevocably bound by the Agreement's terms.
I further agree that my community property interest in such shares, if any, shall similarly be bound by said Agreement and that such consent is binding upon my executors, administrators, heirs and assigns. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Agreement and this consent.

_____________________________________________
Spouse


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